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                                                                   EXHIBIT 10.12


                              NOTE PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT is entered into as of May 31, 1996, among (i) (a) James S. Harrington, a resident of Ashburnham, Massachusetts, (b) Duane A. Gawron, Trustee of the Living Trust of Duane A. Gawron dated March 16, 1987, a resident of Orlando, Florida, (c) Margo Gawron, a resident of Orlando, Florida,
(d) John E. Pylak, Trustee of the John E. Pylak Living Trust dated September 3, 1987, a resident of Clarkston, Michigan, (e) Rebecca Pylak, a resident of Clarkston, Michigan, and (f) Kurt Cieszkowski, a resident of Grosse Point Woods, Michigan (collectively, the "Seller Pledgors"), and (g) Tigera Group, Inc., a Delaware corporation ("Tigera," and together with the Seller Pledgors, the "Pledgors"), and (ii) NBD Bank, a Michigan banking corporation, as administrative agent (in such capacity, the "Agent") for itself, The First National Bank of Boston, individually and as documentation agent (together with the Agent, the "Co-Agents"), and the other banking institutions (collectively, the "Banks") which are or may become a party to the Amended and Restated Revolving Credit and Term Loan Agreement (as amended and in effect from time to time, the "Credit Agreement"), dated as of May 31, 1996, among Connectivity Products Incorporated (the "Company"), the Banks and the Co-Agents.

                                    RECITALS

         A. Pursuant to the Credit Agreement, the Banks have extended commitments to make loans to the Borrower (the "Loans").

         B. Pursuant to the Stock Redemption and Purchase Agreement (the "Stock Purchase Agreement"), dated as of May 17, 1996, among the Pledgors and the Company, the Company shall issue to each of the Pledgors certain notes, which notes the Pledgors have agreed to pledge to the Agent, for the benefit of the Banks and the Co-Agents, as security for the Obligations (as defined in the Credit Agreement).

         C. Each of the Pledgors expects to receive substantial direct and indirect benefits from the Loans provided by the Banks to the Company pursuant to the Credit Agreement (which benefits are hereby acknowledged by each of the Pledgors).

         D. It is a condition precedent to the making of the Loans that the Pledgors execute and deliver to the Agent a pledge agreement substantially in the form hereof.

         Accordingly, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Terms. Terms not otherwise defined herein have the same respective meanings given to them in the Credit Agreement. In addition, the following terms shall have the following meanings:
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         Additional Subordinated Notes. The 10% Subordinated Notes, each dated as of the Acquisition Closing Date, or, if issued after the Acquisition Closing Date, the date of issuance, issued by the Company to certain of the Pledgors in form and substance satisfactory to the Banks.

         Contingent Notes. The 10% Contingent Notes, each dated as of May 31, 1996, issued by the Company to the Seller Pledgors pursuant to the Stock Purchase Agreement in the aggregate principal amount of $3,000,000.

         Material Default or Event of Default. Any Default or Event of Default (under and as defined in the Credit Agreement) as a result of the Borrower's failure to comply with any of Sections 9.1, 9.4, 9.6 through 9.8, 9.10, 9.12, 10 or 11 of the Credit Agreement or a Default or Event of Default arising under
Section 14.1(e) through (h), (i) (which for the purpose of this definition, the amount of "$1,000,000" shall be substituted for the amount of "$250,000" contained in such clause (i)), (j) through (o), (q) and (r).

         Notes. Collectively, the Additional Subordinated Notes, the Contingent Notes and the Redemption Notes.

         Pledged Collateral.  See Section 2.1.

         Redemption Notes. The 10% Redemption Notes, each dated as of May 31, 1996, issued by the Company to the Seller Pledgors pursuant to the Stock Purchase Agreement in the aggregate principal amount of $6,000,000.

         U.C.C. The Uniform Commercial Code as in effect in the Commonwealth of Massachusetts.

         SECTION 1.2. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement with such meanings.

         SECTION 1.3. General Provisions Relating to Definitions. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the term defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and assigns. References to any agreement, certificate or instrument defined in this Agreement refer to such agreement, certificate or instrument as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

                                   ARTICLE II

                                     PLEDGE

         SECTION 2.1. Grant of Security Interest and Pledge. Each of the Pledgors hereby pledges, assigns, charges and mortgages to the Agent, for the benefit of the Banks and the Co-Agents, and hereby grants to the Agent, for the benefit of the Banks and the Co-Agents, a continuing pledge and security
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                                      -3-

interest in and to, each of the Pledgor's right, title and interest in, to and under the Notes issued to such Pledgor (with respect to each Pledgor, hereinafter referred to as "its Notes") and all proceeds thereof (together with the Notes, the "Pledged Collateral"):

         SECTION 2.2. Security for Obligations. This Agreement (and the Pledged Collateral) secures the prompt payment in full and performance when due of all of the Obligations. In addition, all advances, charges, costs and expenses, including reasonable attorney's fees, incurred or paid by the Agent in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall, to the extent lawful, become a part of the Obligations secured hereby.

         SECTION 2.3. Pledgor Remains Liable. Anything herein to the contrary notwithstanding:

                  (a) each of the Pledgors shall remain liable under all of its Notes and to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

                  (b) the exercise by the Agent of any rights hereunder shall not release any of the Pledgors from any of its duties or obligations under any of its Notes; and

                  (c) the Agent shall not have any obligation or liability under any of the Notes by reason of this Agreement, nor shall the Agent be obligated to perform any of the obligations or duties of the Pledgors thereunder or to take any action to collect or enforce any claim for payment assigned thereunder.

         SECTION 2.4. Pledge and Delivery of Pledged Collateral. All Notes to be delivered on the date hereof or hereafter shall be:

                  (a) delivered to and held by or on behalf of the Agent pursuant hereto; and

                  (b) accompanied by all necessary instruments of transfer or assignment, duly executed and all in form and substance satisfactory to the Agent.

Each of the Pledgors shall deliver all of its Notes to the Agent on or prior to the date hereof. From and after the date hereof, each Pledgor shall, immediately upon receipt thereof, deliver or cause to be delivered to the Agent in pledge hereunder any and all additional Notes issued to such Pledgor. Each of the Pledgors shall take all other action from time to time requested by the Agent to grant to the Agent a first priority, perfected security interest in all of the Pledged Collateral.

         SECTION 2.5. Security Interest Absolute. All rights and security interests of the Agent granted hereunder, and all obligations of each of the Pledgors hereunder, shall be absolute and unconditional, irrespective of, and shall not be impaired or affected by:

                  (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document or any document, agreement or instrument relating to any thereof or to any of the Obligations;

                  (b) the bankruptcy or insolvency of any Pledgor or any resulting release or discharge of any Obligation;

                  (c)      the failure of the Agent or any Bank
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                                      -4-

                           (i) to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under the provisions of the Credit Agreement or any other Loan Document to which it is a party or under any applicable law, or

                           (ii) to exercise any right or remedy against any
                  Collateral;

                  (d) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment to, rescission, waiver or other modification of, or any consent to any departure from, the Credit Agreement or any other Loan Document;

                  (e) any increase, reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, ungenuineness, irregularity, compromise, or unenforceability of, or any other event or occurrence affecting, any of the Obligations (and each of the Pledgors hereby waives any right to or claim of any such defense or set-off, counterclaim, recoupment or termination);

                  (f) any sale, exchange, release, surrender or non-perfection of any of the Pledged Collateral or any other Collateral, or any release of or amendment or waiver of or consent to departure from, any guaranty held by the Pledgor or the Company securing or guaranteeing all or any of the Obligations;

                  (g) any defense, set-off (other than in connection with the provisions of Section 13.06 of the Purchase Agreement) or counterclaim which may at any time be available to or be asserted by any Pledgor or the Company; or

                  (h) any other circumstances which might otherwise constitute a suretyship or other defense available to, or a legal or equitable discharge of, any Pledgor or the Company.

         SECTION 2.6. Attorney-in-Fact. Each of the Pledgors hereby irrevocably appoints the Agent, and any officer or agent thereof, such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's reasonable discretion whenever an Event of Default is continuing, with respect to those actions specified in clauses (a), (b), (c) and (e) below, and in the Agent's reasonable discretion at any time, with respect to those actions specified in clause (d) below, to take any and all action and to execute any document, instrument or other assurance which the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral of each Pledgor;

                  (b) to receive, endorse and collect any drafts in connection with clause (a);

                  (c) to execute and do all such assurances, acts and things which such Pledgor is required to do under the covenants and provisions of this Agreement;

                  (d) to take any and all actions as the Agent may reasonably determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Agent under this Agreement; and
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                                      -5-

                  (e) generally, in the name of such Pledgor or in the name of the Agent, to exercise all or any of the powers, authorities and discretions conferred on or reserved to the Agent pursuant to this Agreement.

To the extent permitted by applicable law, each of the Pledgors hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever the Agent shall do or purport to do in the exercise of the power of attorney granted to the Agent pursuant to this Section 2.6, which power of attorney, being given for security, is irrevocable.

         SECTION 2.7. Agent Has No Duty. The powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Banks and Co-Agents) in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for duties imposed by the U.C.C. upon secured creditors (unless otherwise modified hereby), the Agent shall have no duty as to any Pledged Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

         SECTION 2.8. Continuing Security Interest; Transfer of Obligations. This Agreement has created and shall create a continuing security interest in the Pledged Collateral and shall:

                  (a) remain in full force and effect until payment in full of all the Obligations in accordance with the Loan Documents;

                  (b) be binding upon each of the Pledgors and its successors and assigns (provided that the Pledgor may not assign any of its obligations hereunder (i) without the prior written consent of the Agent or (ii) unless, for the purposes of estate planning, such assignment is to the spouse or children of the Pledgor, or a trust for the benefit thereof, in which case such assignee shall execute, and deliver to the Agent, a written agreement to be bound by the terms of this Agreement and the related documents, in form and substance satisfactory to the Agent); and

                  (c) inure to the benefit of the Banks and the Co-Agents.

Without limiting the generality of the foregoing clause (c), any Bank may assign or otherwise transfer (in whole or in part) any Loan or other Obligation held by it to any other Person or entity in accordance with the terms of the Credit Agreement, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted in this Agreement or otherwise. Upon the payment in full of all the Obligations in accordance with the Loan Documents, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the respective Pledgors.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Each of the Pledgors represents and warrants to the Agent, for the benefit of each of the Banks and the Co-Agents, as set forth in this Article.

         SECTION 3.1. Ownership, No Liens. Each Pledgor is the sole legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) all Pledged Collateral purported to be pledged by such Pledgor to the Agent hereunder, free and clear of all liens and security interests.
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                                      -6-

         SECTION 3.2. Valid Security Interest. The execution and delivery of this Agreement, and the delivery of the Pledged Collateral is effective to create, in favor of the Agent for the benefit of the Banks and the Co-Agents, a valid, perfected, first-priority security interest in such Pledged Collateral, and no filing, action or other approval or consent is or will be necessary to perfect, protect or enforce such security interest.

         SECTION 3.3. Authorization, Approval, etc. No authorization, consent, approval or other action by any creditor of any Pledgor or any other Person has been or will be required either:

                  (a) for the pledge by such Pledgor of any Pledged Collateral required to be pledged under the terms of this Agreement, for the execution, delivery or performance of this Agreement by the Pledgor, or for the validity or enforceability of any such pledge or this Agreement; or

                  (b) for the exercise by the Agent of any remedies in respect of the Pledged Collateral pursuant to this Agreement.

         SECTION 3.4. No Conflict. The execution, delivery and performance of this Agreement by each Pledgor will not conflict with, result in any violation of, or constitute any default under (a) any contractual obligation of such Pledgor, or (b) any applicable law.

         SECTION 3.5. Validity, etc.. This Agreement has been duly executed and delivered by each Pledgor and is in full force and effect, and the agreements and obligations of such Pledgor contained in this Agreement constitute the legal, valid and binding obligations of such Pledgor, enforceable against such Pledgor in accordance with their terms. The enforceability of this Agreement against such Pledgor shall be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability of the rights of creditors generally.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1. Certain Affirmative Covenants of Each Pledgor. Each of the Pledgors covenants and agrees with the Agent, for the benefit of each of the Banks and the Co-Agents, and warrants that, until all the Obligations have been paid in full in accordance with the Loan Documents, such Pledgor will:

         SECTION 4.1.1. Further Assurances Generally. Defend the right and title herein granted unto the Agent in and to the Pledged Collateral (and all right, title and interest represented or evidenced by the Pledged Collateral) against the claims and demands of any other Person; promptly execute and deliver all further documents and other assurances, and take, or cause to be taken, all further action, at the expense of such Pledgor, that may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to perfect or protect any security interest purported to be granted under this Agreement or to enable the Agent to exercise or enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         SECTION 4.2. No Other Liens. Each of the Pledgors agrees with the Agent, for the benefit of each of the Banks and the Co-Agents, and warrants that, until all the Obligations are paid in full in accordance with the Loan Documents, such Pledgor will not sell, assign, transfer, pledge, hypothecate or otherwise encumber or permit to exist any liens on any of the Pledged Collateral (except in favor of the Agent pursuant to the terms hereof or as otherwise permitted by the Loan Agreement).

         SECTION 4.3. No Modification of Notes. Each of the Pledgors agrees such Pledgor:

                  (a) will not consent to any modifications of or amendment or supplement to its Notes or waive any rights or benefits under its Notes; and

                  (b) will not consent to the cancellation, termination or rescission of its Notes, or the waiver, release or discharge of any obligations under the Notes.

                                    ARTICLE V

                                    REMEDIES

         SECTION 5.1. Actions upon Material Default or Event of Default under the Credit Agreement.

                  (a) If any Material Default or Event of Default shall have occurred and be continuing, the Agent may exercise in respect of the Pledged Collateral, (i) in addition to all other rights and remedies provided for herein or otherwise available to it, all rights and remedies of a secured party upon default under the U.C.C. (whether or not the U.C.C. applies to the affected Pledged Collateral) or other applicable law, and (ii) without notice, sell the Pledged Collateral or any part thereof at public or private sales, at any one of the Agent's offices or elsewhere, for cash or credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each of the Pledgors agrees that, to the extent notice of sale shall be required by applicable law, at least five (5) Business Days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Without limitation of the above, the Agent may, whenever any Material Default or Event of Default is continuing, without prior notice to the Pledgor, take all or any of the following actions:

                           (i) take in the name of the Agent or in the name of such Pledgor such action as the Agent may determine to be necessary or advisable to protect or enforce any of the rights, powers, privileges or remedies of such Pledgor under its Notes;

                           (ii) transfer all or any part of the Pledged Collateral into the name of the Agent or its nominee;

                           (iii) enforce collection of any of the Pledged
                  Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

                           (iv) endorse any checks, drafts or other writings in such Pledgor's name to allow collection of the Pledged Collateral;

                           (v) take control of any proceeds of the Pledged Collateral;
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                                      -8-

                           (vi) execute (in the name, place and stead of such Pledgor) endorsements, assignments, and other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral; and

                           (vii) generally, do all such other acts and things as
                  may be considered incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this paragraph (a) and which the Agent may or can do lawfully and to use the name of such Pledgor for such purposes and in any proceedings arising therefrom.

                  (b) Each of the Pledgors recognizes that the Agent may be unable to effect a public sale of the Pledged Collateral by reason of certain prohibitions under applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Each of the Pledgors agrees that any such private sales may be at prices and upon other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner.

                  (c) Notwithstanding the foregoing provisions of (i) this
         Section 5.1, any sale of the Pledged Collateral shall be part of and in conjunction with the sale, transfer or disposition by the Agent or any Bank of (A) the capital stock of the Company pledged to the Agent for the benefit of the Banks and the Co-Agents or (B) substantially all of the assets of the Company in which the Agent has a security interest or
         (ii) Section 5.5, the Agent shall not resort to the Pledged Collateral prior to exercising its rights and remedies under the other Loan Documents with respect to, substantially all of the other Collateral.

         SECTION 5.2. Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral shall be applied by the Agent in accordance with the provisions of Section 14.4 of the Credit Agreement.

         SECTION 5.3. Interest and Principal. Each Pledgor shall be permitted to receive, and the Company shall be permitted to pay to each Pledgor, to the extent permitted by Section 2 of the Subordination Agreement, interest and principal under each of its Notes.

         SECTION 5.4. No Waiver; Remedies Cumulative. No delay, act or omission on the part of the Agent of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Agent, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof or of any other right, power or privilege. The rights and remedies provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by applicable law.

         SECTION 5.5. Marshalling. Neither the Agent nor any Bank shall be required to marshal any present or future collateral security (including this Agreement and the Pledged Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and the Agent or any Bank in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each of the Pledgors hereby agrees that it will not invoke any applicable law relating to the marshalling of collateral or assurances of payment which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any of the Loan Documents creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that they lawfully may, such Pledgor hereby irrevocably waives the benefits of all such laws.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         SECTION 6.1. Amendments, etc. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Agent and each of the Pledgors. No waiver of any provision of this Agreement nor consent to any departure by the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION 6.2. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile transmission and, if to any Pledgor or the Agent, addressed or delivered to it at the address set forth therefor in Section 21 of the Credit Agreement or, as the case may be, the Stock Purchase Agreement, or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section. Any such notices and other communications, if mailed and properly addressed with postage prepaid or transmitted by facsimile transmission, shall be deemed given when received.

         SECTION 6.3. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 6.4. CONSENT TO JURISDICTION. EACH OF THE PLEDGORS BY ITS EXECUTION HEREOF (A) HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF, AND (B) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. EACH OF THE PLEDGORS HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING IN ANY MANNER PERMITTED BY CHAPTER 223A OF THE GENERAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, AND AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS

SPECIFIED IN OR PURSUANT TO SECTION 6.4 IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE.

         SECTION 6.5. GOVERNING LAW. THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN THE COMMONWEALTH OF MASSACHUSETTS AND SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SUCH STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

         SECTION 6.6. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 6.7. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PLEDGORS HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE AGENT OR SUCH PLEDGOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH OF THE PLEDGORS ACKNOWLEDGES THAT THE PROVISIONS OF THIS
SECTION 6.7 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE AGENT IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have executed or have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

AGENT:                              NBD BANK,
                                      as Administrative Agent

                                    By:  /s/ Erik W. Bakker
                                        ---------------------------------------
                                             Erik W. Bakker, Vice President

SUBORDINATING CREDITORS:

                                    By:  /s/ James S. Harrington
                                        ---------------------------------------
                                    James S. Harrington, Individually

                                    By:  /s/ Duane A. Gawron
                                        ---------------------------------------
                                    Duane A. Gawron, Trustee of the Living Trust
                                    of Duane A. Gawron dated March 16, 1987

                     By: /s/ Margo Gawron by Duane A. Gawron as Attorney-in-Fact
                         ------------------------------------------------------
                     Margo Gawron, Individually


                     By:  /s/ John E. Pylak
                         ------------------------------------------------------
                     John E. Pylak, Trustee of the John E. Pylak Living Trust dated September 3, 1987


                     By:  /s/ Rebecca Pylak by John E. Pylak as Attorney-in-Fact
                         ------------------------------------------------------
                     Rebecca Pylak, Individually


                     By:  /s/ Kurt Cieszkowski
                         ------------------------------------------------------
                     Kurt Cieszkowski, Individually


                     TIGERA GROUP, INC.


                     By:  /s/ Donald T. Pascal
                         ------------------------------------------------------
                          Donald T. Pascal, President

                                  ATTACHMENT 1
                            (TO THE PLEDGE AGREEMENT)

NOTES:

                                                                   ORIGINAL               ORIGINAL        PRINCIPAL
                                                                   PRINCIPAL              PRINCIPAL       AMOUNT OF
                                                                   AMOUNT OF              AMOUNT OF       ADDITIONAL
                                        ORIGINAL                   REDEMPTION             CONTINGENT      SUBORDINATED
PLEDGOR                                 ISSUER                     NOTE                   NOTE            NOTE
- -------                                 ---------                  ----------             ----------      ------------
James S. Harrington                     Company                      1,764,600              882,300           N/A

Duane A. Gawron, Trustee                Company                      1,088,400              544,200           N/A

Margo Gawron                            Company                        588,000              294,000           N/A

John E. Pylak, Trustee                  Company                      1,088,400              544,200           N/A

Rebecca Pylak                           Company                        588,000              294,000           N/A

Kurt Cieszkowski                        Company                        882,600              441,300           N/A

Tigera Group, Inc.                      Company                        N/A                  N/A               400,000